SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 15, 2001

(Date of earliest event reported)

LCA-Vision Inc.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-27610 (Commission File No.)	11-2882328 (IRS Employer Identification Number)

7840 Montgomery Road, Cincinnati, Ohio	45236
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (513) 792-9292

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events

LCA-Vision Inc. issued a press release announcing that Thomas E. Wilson has resigned as the company's chief executive officer effective December 31, 2001.

Item 7. Financial Statements and Exhibits

(a) Exhibits

99.1 Press Release dated November 15, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCA-VISION INC.

Date: November 15, 2001	By: /s/Alan H. Buckey Alan H. Buckey Executive Vice President, Chief Financial Officer and Treasurer

Exhibit 99.1

Company Contacts:	Investor Relations Contacts:
LCA-Vision, Inc.	Lippert/Heilshorn & Associates, Inc.
Stephen N. Joffe, Chairman	Bruce Voss (bvoss@lhai.com)
Alan H. Buckey, CFO	(310) 691-7100
(513) 792-9292	Kim Sutton Golodetz (kgolodetz@lhai.com)
www.lasikplus.com	(212) 838-3777
www.lhai.com

FOR IMMEDIATE RELEASE

LCA-VISION CEO TOM WILSON RESIGNS, CHAIRMAN AND

FOUNDER STEPHEN JOFFE NAMED ACTING CEO

CINCINNATI (November 15, 2001)- LCA-Vision Inc. (NASDAQ NM: LCAV) (NASDAQ Europe: LCAV), the leading provider of value-priced laser vision correction services across the U.S., announced today that Thomas E. Wilson has resigned as the company's chief executive officer effective December 31, 2001. Stephen N. Joffe, 58, the company's founder and chairman, assumes the additional title of acting CEO. Wilson joined the Company in June 1998 to serve as chief operating officer, with the intention of assisting LCA-Vision for a limited period of time in implementing the company's strategic plan.

"While Tom's departure is a loss for LCA-Vision, we are grateful for his counsel and wisdom over the past three and one-half years. We are fortunate to have a capable management team in place to take the reins and implement our 2002 business plan," commented Mr. Joffe. "With the strong operational experience of our president and chief operating officer Joe Dzialo, and the financial acumen of our executive vice president and CFO Alan Buckey, I am confident we will continue our progress in gaining market share and in driving toward profitability."

"LCA-Vision is a great company with the best people I've ever worked with," Wilson added, "and it was difficult to decide to leave. But I'm convinced that they have the business model and management team in place to return to profitability and ultimately dominate the industry."

"Tom has been a key member of LCA-Vision's executive team, and as he leaves to pursue other interests, I thank him for his outstanding leadership and firm commitment to establishing LCA-Vision as a successful and independent company during a very difficult period for this industry." Joffe continued.

LCA-Vision owns and operates 31 LasikPlus laser vision correction facilities in the U.S., plus one in Canada and a joint venture in Europe.

For additional information, please visit the Company's Website at at www.LasikPlus.com.

This news release contains forward-looking statements that are subject to risks and uncertainties including, but not limited to, the impact of competition, pricing, procedure demand, marketplace acceptance, patient outcomes, different healing results, unforeseen fluctuations in operating results, general economic conditions, and other risks detailed from time to time in the company's filings with the Securities and Exchange Commission.

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